AMENDMENT TO EXECUTIVE
                              EMPLOYMENT AGREEMENT

                             DATED JANUARY 19, 1999

     Reference is made to the Executive Employment Agreement dated as of January 19, 1999 (the "Agreement") by and between J. Baker, Inc. and Thomas J. Konecki. Pursuant to paragraph 19 of the Agreement and in order to further amend certain provisions of the Agreement, the Agreement is hereby amended as follows:

     1. Paragraph 1 of the Agreement is hereby amended by deleting Senior Vice President and General Merchandise Manager of the Company's WGS Corp. subsidiary in the third and fourth lines thereof and inserting Executive Vice President of the Company and President of the Company's WGS Corp. subsidiary.

     2. Paragraph 3 of the Agreement is hereby amended by deleting $175,000 in the second line thereof and inserting in its place $210,000.

     3. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on January 19, 2001" in the fifth line thereof and inserting in its place "ending on April 30, 2001."

     4. All other terms of the Agreement shall remain unchanged and continue in full force and effect.



J. BAKER, INC.




By: /s/ Alan I. Weinstein                           12/27/99
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         Alan I. Weinstein                          Date
         President and
         Chief Executive Officer




  /s/ Thomas Konecki                                1/10/00
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         Thomas Konecki                             Date